Distribution by Gross Current Coupon of the Mortgage Loans

Gross Current Coupon Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
5.500 To 5.999%	234	$28,270,153	10.80%
6.000 To 6.499%	541	178,951,640	68.39
6.500 To 6.999%	186	50,399,992	19.26
7.000 To 7.499%	27	4,014,969	1.53
7.500 To 7.999%	1	22,549	0.01
Total:	989	$261,659,304	100.00%

Distribution by Gross Original Balances of the Mortgage Loans

Gross Original Balances Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
$50,000.01 To $200,000.00	115	$11,747,852	4.49%
$200,000.01 To $350,000.00	84	16,710,877	6.39
$350,000.01 To $500,000.00	451	114,912,188	43.92
$500,000.01 To $650,000.00	242	76,847,277	29.37
$650,000.01 To $800,000.00	52	19,814,196	7.57
$800,000.01 To $950,000.00	22	9,873,786	3.77
$950,000.01 To $1,100,000.00	18	8,887,948	3.40
$1,100,000.01 & Above	5	2,865,180	1.10
Total:	989	$261,659,304	100.00%

Distribution by Gross Principal Balances of the Mortgage Loans

Gross Principal Balances Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
$50,000.01 To $200,000.00	115	$11,747,852	4.49%
$200,000.01 To $350,000.00	98	19,893,422	7.60
$350,000.01 To $500,000.00	447	114,354,524	43.70
$500,000.01 To $650,000.00	234	74,829,226	28.60
$650,000.01 To $800,000.00	50	19,207,366	7.34
$800,000.01 To $950,000.00	22	9,873,786	3.77
$950,000.01 To $1,100,000.00	18	8,887,948	3.40
$1,100,000.01 & Above	5	2,865,180	1.10
Total:	989	$261,659,304	100.00%

Distribution by Original Loan-To-Value Ratio of the Mortgage Loans

Original Loan-To-Value Ratio of the Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Below or equal to 50.000%	58	$16,200,995	6.19%
50.001 - 60.000%	92	21,485,724	8.21
60.001 - 70.000%	193	54,403,180	20.79
70.001 - 75.000%	111	30,061,937	11.49
75.001 - 80.000%	518	136,018,431	51.98
80.001 - 85.000%	4	701,625	0.27
85.001 - 90.000%	12	2,659,862	1.02
90.001 - 95.000%	1	127,550	0.05
Total:	989	$261,659,304	100.00%

Distribution by Current Loan-To-Value Ratio of the Mortgage Loans

Current Loan-To-Value Ratio of the Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Below or equal to 50.000%	64	$17,553,516	6.71%
50.001 - 60.000%	99	23,048,663	8.81
60.001 - 70.000%	198	56,511,863	21.60
70.001 - 75.000%	109	29,111,930	11.13
75.001 - 80.000%	503	132,052,613	50.47
80.001 - 85.000%	5	1,155,253	0.44
85.001 - 90.000%	10	2,097,916	0.80
90.001 - 95.000%	1	127,550	0.05
Total:	989	$261,659,304	100.00%

Distribution by Types of Mortgaged Properties Securing the Mortgage Loans

Types Of Mortgaged Properties Securing The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Single Family	719	$188,181,862	71.92%
Pud	181	49,065,315	18.75
Condo	64	14,344,083	5.48
2 Family	11	4,502,949	1.72
3-4 Family	8	3,576,274	1.37
Condo Hi-rise	5	1,491,830	0.57
Coop	1	496,991	0.19
Total:	989	$261,659,304	100.00%

Distribution by Geographic Distribution of the Mortgage Loans by State

Geographic Distribution of the Mortgage Loans by State	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
AL	2	$277,114	0.11%
AR	1	321,240	0.12
AZ	31	7,740,537	2.96
CA	398	121,067,225	46.27
CO	31	5,665,424	2.17
CT	9	1,666,502	0.64
DC	2	515,689	0.20
DE	3	356,437	0.14
FL	50	13,069,575	4.99
GA	13	2,457,845	0.94
HI	9	2,179,805	0.83
IA	1	22,549	0.01
IL	32	7,699,711	2.94
IN	3	534,290	0.20
KY	2	873,576	0.33
LA	2	188,726	0.07
MA	23	7,386,668	2.82
MD	32	8,006,502	3.06
MI	12	2,573,123	0.98
MN	9	1,235,755	0.47
MO	1	135,662	0.05
MS	1	92,630	0.04
MT	5	1,419,815	0.54
NC	15	2,772,268	1.06
NH	4	1,086,891	0.42
NJ	48	13,115,056	5.01
NM	3	231,898	0.09
NV	16	3,995,252	1.53
NY	69	20,140,591	7.70
OH	13	1,819,574	0.70
OK	1	41,100	0.02
OR	18	3,668,920	1.40
PA	18	4,150,234	1.59
RI	3	593,637	0.23
SC	8	1,734,328	0.66
SD	2	197,560	0.08
TN	6	1,160,008	0.44
TX	36	8,310,831	3.18
UT	11	2,082,197	0.80
VA	20	4,642,113	1.77
VT	1	35,275	0.01
WA	22	5,377,718	2.06
WI	2	756,758	0.29
WY	1	260,694	0.10
Total:	989	$261,659,304	100.00%

Distribution by Scheduled Maturity Year of the Mortgage Loans

Scheduled Maturity Year Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
2025	32	$6,615,021	2.53%
2030	2	322,156	0.12
2031	22	5,353,846	2.05
2032	96	26,080,135	9.97
2033	12	2,099,885	0.80
2034	27	8,987,999	3.44
2035	798	212,200,262	81.10
Total:	989	$261,659,304	100.00%

Distribution by Purpose of the Mortgage Loans

Purpose Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Purchase	461	$122,795,911	46.93%
Cashout Refi	343	94,689,576	36.19
Rate/term Refi	184	43,858,004	16.76
NEW CONSTRUCTION	1	315,812	0.12
Total:	989	$261,659,304	100.00%

Distribution by First Payment Year of the Mortgage Loans

First Payment Year Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
2001	7	$1,527,278	0.58%
2002	107	29,003,712	11.08
2003	15	2,794,306	1.07
2004	27	9,080,626	3.47
2005	833	219,253,383	83.79
Total:	989	$261,659,304	100.00%

Distribution by Occupancy Status of the Mortgage Loans

Occupancy Status Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Owner Occupied	931	$245,736,787	93.91%
Second Home	42	10,655,474	4.07
Investor	16	5,267,043	2.01
Total:	989	$261,659,304	100.00%

Distribution by FICO Scores of the Mortgage Loans

Fico Scores Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
500 To 549	1	$91,851	0.04%
550 To 599	4	841,355	0.32
600 To 649	31	7,732,884	2.96
650 To 699	191	49,506,493	18.92
700 To 749	376	101,981,052	38.97
750 To 799	339	90,206,596	34.47
800 To 849	47	11,299,073	4.32
Total:	989	$261,659,304	100.00%

Distribution by Documentation Type of the Mortgage Loans

Documentation Type of the Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Full/alt Doc	408	$102,014,452	38.99%
No Doc	18	6,943,355	2.65
NO RATIO	6	2,518,328	0.96
Stated Income Stated Assets	254	68,062,598	26.01
Stated Income Verified Assets	302	81,971,973	31.33
Streamline Doc	1	148,598	0.06
Total:	989	$261,659,304	100.00%

Distribution by Property Zip Codes of the Mortgage Loans

Property Zip Codes Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
33156	4	$1,475,325	0.56%
95648	3	1,425,902	0.54
92620	3	1,290,856	0.49
94110	3	1,237,214	0.47
91701	4	1,216,359	0.46
75093	2	1,122,822	0.43
94947	4	1,089,067	0.42
94901	3	1,067,310	0.41
11221	3	1,063,533	0.41
92009	2	1,025,667	0.39
Other	958	249,645,248	95.41
Total:	989	$261,659,304	100.00%

Distribution by Delinquency of the Mortgage Loans

Delinquency Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Current	988	$261,343,492	99.88%
30 Days	1	315,812	0.12
Total:	989	$261,659,304	100.00%

Distribution by Primary Mortgage Insurance of the Mortgage Loans

Primary Mortgage Insurance Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
CLTV <= 80	973	$258,278,585	98.71%
CLTV > 80 and Insured	16	3,380,719	1.29
Total:	989	$261,659,304	100.00%

Distribution by Seasoning of the Mortgage Loans

Seasoning Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
0 To 9	832	$219,137,439	83.75%
10 To 19	27	8,987,999	3.44
20 To 29	5	799,141	0.31
30 To 39	61	17,137,841	6.55
40 To 49	63	15,504,253	5.93
50 To 59	1	92,630	0.04
Total:	989	$261,659,304	100.00%

Distribution by Original Term of the Mortgage Loans

Original Term Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
240	32	$6,615,021	2.53%
300	2	322,156	0.12
336	1	91,330	0.03
355	1	315,812	0.12
360	953	254,314,984	97.19
Total:	989	$261,659,304	100.00%

Distribution by Stated Remaining Term of the Mortgage Loans

Stated Remaining Term of the Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
181 to 240	32	$6,615,021	2.53%
241 to 300	2	322,156	0.12
301 to 360	955	254,722,126	97.35
Total:	989	$261,659,304	100.00%

Distribution by Interest Only Mortgage Loans

Interest Only Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
N	768	$197,488,331	75.48%
Y	221	64,170,973	24.52
Total:	989	$261,659,304	100.00%

Distribution by Servicers of the Mortgage Loans

Servicers Of The Mortgage Loans	Number of Loans	Aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date	Percentage of the Aggregate Scheduled Principal Balance of All Mortgage Loans
Countrywide	467	$134,006,647	51.21%
Gmac	136	34,521,182	13.19
Greenpoint	287	67,353,119	25.74
Indymac	97	25,304,864	9.67
Suntrust	2	473,492	0.18
Total:	989	$261,659,304	100.00%

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